GOLDMAN SACHS TRUST

INSTITUTIONAL LIQUID ASSETS
GOVERNMENT PORTFOLIO

ILA Shares

ILA Administration Shares
ILA Service Shares
ILA Cash Management Shares

Supplement dated February 15, 2007 to the

Prospectuses dated April 28, 2006

On February 8, 2007, the Board of Trustees of Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate the Institutional Liquid Assets Government Portfolio (the “Portfolio”), a series of the Trust. After careful consideration of a number of factors, including the Portfolio’s low asset balance and the impact of the low balance on the management of the Portfolio, the Board concluded that it is advisable and in the best interest of shareholders to liquidate the Portfolio. The Portfolio will be liquidated pursuant to a board-approved Plan of Liquidation on approximately April 16, 2007 (the “Liquidation Date”).

Suspension of Sales. Shares of the Portfolio will no longer be available for purchase as of March 30, 2007.

Liquidation of Assets. After suspension of sales, the Portfolio may depart from its stated investment objective and policies as it prepares to distribute its assets to investors.

In connection with the liquidation, all shares of the Portfolio outstanding on the Liquidation Date will be automatically redeemed by the Portfolio. Each shareholder of record on the Liquidation Date will receive proceeds of such automatic redemptions (expected to equal $1.00 per share) equal to the shareholder’s proportionate interest in the Portfolio’s net assets plus accrued and unpaid earnings of the Portfolio at the time of liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Portfolio and receive the net asset value thereof, pursuant to the procedures set forth in the Prospectuses. Shareholders may also exchange their Portfolio shares for shares of the corresponding class of another Goldman Sachs Fund pursuant to the procedures set forth in the Prospectuses.

This Supplement should be retained with your Prospectuses

for future reference.

ILAGOVYSTCK 2-07